Earnings per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings per Share
20.	Earnings per Share

The following table sets forth the computation of basic and diluted income attributable to common shareholders of Sinovac per share (in thousands, except for number of shares and per share data):

	For the year ended December 31
	2019	2018	2017
Numerator
Net income	$65,215	$36,111	$36,705
Less: Income attributable to non-controlling interests	20,286	14,329	10,898
Income attributable to shareholders of Sinovac	44,929	21,782	25,807
Less: Preferred stock dividends	5,128	—	—
Net income attributable to shareholders of Sinovac	39,801	21,782	25,807
Net income attributable to shareholders of Sinovac for computing diluted net income per share	44,929	21,782	25,807
Denominator
Basic weighted average number of common shares outstanding	94,876,946	64,727,146	57,033,816
Dilutive effect of stock options and preferred shares	14,815,013	250,408	67,375
Diluted weighted average number of common shares outstanding	109,691,959	64,977,554	57,101,191
Earnings per share
Basic net income per share	0.42	0.34	0.45
Diluted net income per share	0.41	0.34	0.45

As the Company announced on February 22, 2019, the Company’s Board of Directors determined that certain shareholders became Acquiring Persons, and a Trigger Event occurred under the Rights Agreement. As a result, 27,777,341 new common and 14,630,813 preferred shares of the Company were issued into a trust for the benefit of the holders of the valid and outstanding Rights. Releasing these shares from the trust is contingent on an outcome from the Company's legal proceeding in Antigua. Without the effect of the implementation of the Rights Agreement and the newly issued common and preferred shares, basic weighted average number of common shares outstanding and diluted weighted average number of common shares outstanding would be 71,133,027 and 71,317,227, respectively. And the basic and diluted earnings per share for 2019 would be $0.63.